UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

U.S. GOLD CORP

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

U.S. GOLD CORP.	CONTROL ID:
1910 E. Idaho Street - Suite 102 - Box 604
Elko, NV 89801

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE U.S. GOLD CORP. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 13, 2026

DATE: OCTOBER 13, 2026

TIME: 9:00 AM (MOUNTAIN TIME)

LOCATION: To be held virtually by calling 877-407-3088 (toll free) or +1-877-407-3088 (International Toll Free)

Under U.S. Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Stockholders of U.S. Gold Corp. are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy.

THIS COMMUNICATION IS NOT A FORM OF VOTING AND ONLY PRESENTS AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS, WHICH CONTAIN IMPORTANT INFORMATION AND ARE AVAILABLE TO YOU ON THE INTERNET OR BY MAIL. WE ENCOURAGE YOU TO ACCESS AND REVIEW THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT, ANNUAL REPORT TO SHAREHOLDERS AND PROXY CARD ARE AVAILABLE AT www.usgold.vote To submit your proxy while visiting this site, you will need the control ID in the box above.

●	TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE:

Step 1: Go to www.usgold.vote
Step 2: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 3: To vote online, click www.usgold.vote and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 11:59 PM EASTERN TIME OCTOBER 12, 2026.

●	IF YOU WANT TO RECEIVE A PAPER OR EMAIL COPY OF THE PROXY MATERIALS, INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY, PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE SEPTEMBER 29, 2026.

HOW TO REQUEST CURRENT AND FUTURE PAPER OR EMAIL COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
CALL	SEND THIS CARD TO	WWW.USGOLD.VOTE	proxy@equitystock.com
212-575-5757	1-347-584-3644	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

How to attend the ANNUAL meeting and vote aT THE MEETING: PLEASE VISIT WWW.USGOLD.VOTE FOR INFORMATION ON HOW TO PARTICIPATE IN THE COMPANY’S ANNUAL MEETING. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

Voting items

The board of directors recommends that you vote “for” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

1.	To elect the following five (5) nominees to serve on the Board of Directors until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified:

a.	Luke Norman
b.	George Bee
c.	Johanna Fipke
d.	Robert W. Schafer
e.	Michael Waldkirch

2.	To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON AUGUST 14, 2026, AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE COMPANY’S COMMON SHARES THEY HELD ON THAT DATE AT THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE ANNUAL MEETING.

PLEASE NOTE–THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS NOTICE. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF THE PROXY MATERIALS TO RECEIVE A PROXY CARD.

YOUR VOTE IS IMPORTANT!